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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 24, 1997


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)


          DELAWARE                      1-3761                   75-0289970
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


         13500 NORTH CENTRAL EXPRESSWAY                    75265-5474
                P.O. BOX 655474                            (Zip Code)
                 DALLAS, TEXAS
    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773



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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            An Agreement and Plan of Merger (the "Merger Agreement") by and among Texas Instruments Incorporated, a Delaware corporation (the "Company"), DSL Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Sub"), and Amati Communications Corporation, a Delaware corporation ("Amati") was entered into on November 19, 1997. (A copy of the Merger Agreement is filed as Exhibit 2.1 hereto.) Pursuant to the Merger Agreement, Sub commenced on November 25, 1997 a tender offer (the "Offer) for all outstanding shares of Common Stock of Amati (the "Shares") at a price of $20.00 per share, net to the seller in cash, without interest. The Offer expired at 12:00 midnight, New York City time, on December 23, 1997. Following the expiration of the Offer, Sub accepted for payment 15,290,381 Shares (approximately 77.3% of the issued and outstanding Shares) validly tendered and not withdrawn pursuant to the Offer, which number gives effect to the failure of a number of shares of Common Stock to be delivered in accordance with guaranteed delivery procedures. The funds used by Sub to purchase the Shares owned directly by Sub (and indirectly by the Company) were obtained through a capital contribution from the Company. The Company obtained such funds from its cash on hand.

            Pursuant to the Merger Agreement, a meeting of Amati's stockholders will be held as soon as practicable for the purpose of approving the merger (the "Merger") of Sub with and into Amati. In connection with the Merger, Amati will become a wholly owned subsidiary of the Company and each issued and outstanding share of Amati's Common Stock (other than shares owned by Sub, held in the treasury of Amati or with respect to which dissenter's rights have been demanded and perfected in accordance with applicable Delaware law) shall be converted into the right to receive $20.00 in cash. Under Delaware law, the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote, including the shares owned by Sub, will be required to approve the Merger. Because Sub owns approximately 77.3% of the shares of Common Stock entitled to vote, it will have the power to effect the Merger without the approval of any other stockholder of Amati.

            Reference is made to the press release issued by the Company on December 24, 1997, a copy of which is filed as Exhibit 99.1 hereto and the text of which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)    Financial Statements of Amati

            Financial statements of Amati are not included with this initial Report on Form 8-K. The Company will cause to be filed by amendment to this Report on Form 8-K



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the financial statements, if any, of Amati required by this item not later than
60 days after the date this Report on Form 8-K is required to be filed.

     (b)    Pro Forma Financial Information

            Pro forma financial information for Amati is not included with this initial Report on Form 8-K. The Company will cause to be filed by amendment to this Report on Form 8-K the pro forma financial information, if any, required by this item not later than 60 days after the date this Report on Form 8-K is required to be filed.

     (c)    Exhibits

     Exhibit No.       Description
     -----------       -----------

     2.1 Agreement and Plan of Merger, dated as of November 19, 1997, by and among the Company, Sub and Amati (Incorporated by reference to Exhibit (c)(1) of the Company's Schedule 14D-1 filed on November 25, 1997)

     99.1 Press Release dated December 24, 1997 (Incorporated by reference to Exhibit (a)(9) of the Company's Amendment No. 2 to Schedule 14D-1 filed on December 24, 1997)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 2, 1998                   TEXAS INSTRUMENTS INCORPORATED



                                         By: /s/ Richard K. Templeton
                                             ----------------------------------
                                             Richard K. Templeton
                                             Executive Vice President



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                                 EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------

         2.1 Agreement and Plan of Merger, dated as of November 19, 1997, by and among the Company, Sub and Amati (Incorporated by reference to Exhibit (c)(1) of the Company's Schedule 14D-1 filed on November 25, 1997)

         99.1 Press Release dated December 24, 1997 (Incorporated by reference to Exhibit (a)(9) of the Company's Amendment No. 2 to Schedule 14D-1 filed on December 24, 1997)